WISCONSIN TAX FREE FUND


                                  ANNUAL REPORT


                             Dated December 31, 1995


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

Voyageur ARIZONA Tax Free Fund          Voyageur MINNESOTA Tax Free Fund
Voyageur CALIFORNIA Tax Free Fund       Voyageur NATIONAL Tax Free Fund
Voyageur COLORADO Tax Free Fund         Voyageur NEW MEXICO Tax Free Fund
Voyageur FLORIDA Tax Free Fund          Voyageur NORTH DAKOTA Tax Free Fund
Voyageur IDAHO Tax Free Fund            Voyageur UTAH Tax Free Fund
Voyageur IOWA Tax Free Fund             Voyageur WISCONSIN Tax Free Fund
Voyageur KANSAS Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

Voyageur ARIZONA Insured                Voyageur MISSOURI Insured
  Tax Free Fund                           Tax Free Fund
Voyageur CALIFORNIA Insured             Voyageur NATIONAL Insured
  Tax Free Fund                           Tax Free Fund
Voyageur FLORIDA                        Voyageur OREGON
  Tax Free Fund                           Tax Free Fund
Voyageur MINNESOTA Insured Fund         Voyageur WASHINGTON
                                          Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited
Voyageur MINNESOTA Limited Term Tax Free Fund           Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

Voyageur AGGRESSIVE GROWTH Fund       Voyageur GROWTH Stock Fund
Voyageur GROWTH AND INCOME Fund       Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

Voyageur CALIFORNIA MUNICIPAL CASH Series   Voyageur MUNICIPAL CASH Series
Voyageur FLORIDA MUNICIPAL CASH Series      Voyageur OHIO MUNICIPAL CASH Series
Voyageur GOVERNMENT CASH Series             Voyageur PRIME CASH Series
Voyageur MINNESOTA MUNICIPAL CASH Series    Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).


Dear Shareholder:

1995 was an excellent year for municipal bond fund investors and I am pleased to report that your Fund did extremely well.

As you may recall, the previous year, 1994, represented one of the most difficult years for fixed income investors since the 1920s. Voyageur's investment strategy, however, emphasizes total return over the long term. Shareholders who maintained a long term outlook through 1994 are to be congratulated for their patience. This patience was rewarded in 1995.

Two of the major factors contributing to the resurgence of the municipal bond market this past year were:

* Progressively lower interest rates throughout the year. (Falling interest rates directly increases the value of your Fund's portfolio, and hence, your shares.)

* A narrowing "spread" between yields on higher quality bonds versus lower quality bonds. (Your Fund benefited from maintaining a large position in quality bonds.)

In the following pages, Steve Eldredge, the Portfolio Manager, will elaborate on these and other points of interest regarding the municipal bond market in 1995. He will also share Voyageur's economic outlook for the next fiscal year.

Finally, I'd like to apprise you of the amount of capital appreciation and current income generated by the Fund on your behalf in 1995.

                                                                                                 TOTAL NET
                                             NET ASSET        NET ASSET                           ASSETS
                                               VALUE            VALUE           DIVIDENDS         END OF
                                             BEGINNING           END            PAID PER          PERIOD
PERIOD                                       OF PERIOD        OF PERIOD           SHARE           (000'S)
------                                      -----------       ---------           -----         ---------
Period ended December 31, 1995:
   Class A Shares                             $8.74             $9.78             $0.48            $26,449
   Class B Shares                              9.39*             9.77              0.27                725
   Class C Shares                              9.34**            9.79              0.29                 73

_________________________________
 * Net asset value at April 22, 1995 (commencement of operations)
** Net asset value at March 28, 1995 (commencement of operations)


I will be reporting to you again in August, 1996 to review the first half of the coming year. In the interim, if you have any questions or comments about your Fund, please call Voyageur's Shareholder Services Department at (800)545-3863 or your financial advisor.

Thank you for investing with Voyageur.

Sincerely,


John G. Taft
President
Voyageur Wisconsin Tax Free Fund


FUND INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the Voyageur Wisconsin Tax Free Fund is to seek as high a level of current income exempt from federal income tax and from state income tax as is consistent with preservation of capital.

The Wisconsin Tax Free Fund generally invests in long-term, quality municipal bonds. The Fund is exempt from federal income tax and Wisconsin state income tax. We believe that investment grade bonds for the Wisconsin Tax Free Fund offer the best value in today's interest rate environment.


DISCUSSION OF FUND PERFORMANCE
by Steven P. Eldredge

MR. ELDREDGE IS THE PORTFOLIO MANAGER OF THE VOYAGEUR WISCONSIN TAX FREE FUND AS WELL AS A SENIOR VICE PRESIDENT FOR VOYAGEUR FUND MANAGERS. HE HAS SPECIALIZED IN THE MUNICIPAL BOND MARKET SINCE 1978.

We at Voyageur are pleased to report the 1995 performance results of the Voyageur Wisconsin Tax Free Fund. For the fiscal year ending December 31, 1995, the Fund achieved a total return of +17.74% (for Class 'A' shares, assuming purchase of shares at net asset value and reinvestment of dividend and capital gains). For additional information about total returns achieved by the Fund since its commencement and including the effect of sales charges, please refer to the chart on page 7.

FACTORS AFFECTING FUND PERFORMANCE IN 1995

As previously discussed, a general downward trend in prevailing interest rates had a positive impact on the net asset value of Fund shares in 1995. The Fund was able to achieve an excellent total return relative to other states' municipal bond funds during this period. (According to Lipper Analytical Services, your Fund was ranked #17 of 53 "Other States" municipal bond funds for total return in 1995. The Lipper "Other States" group's total return averaged +16.28% during this period.) Keep in mind, however, that past performance does not guarantee future results.

Your Fund was able to capture significant capital appreciation through duration management. Longer duration funds experience wider fluctuations in market prices than shorter duration funds. The Voyageur Wisconsin Tax Free Fund started 1995 with an average weighted duration of over 10.5 years which allowed for a significant increase in net asset value. After having captured this market rally, the duration of the Fund was systematically reduced, closing the year at approximately 7.5 years.

The Voyageur Wisconsin Tax Free Fund also benefited from relative changes in value between high quality bonds and lower quality bonds. As interest rate spreads between these two classes of municipal bonds narrowed, high quality bonds (which had been dramatically oversold during the 1994 bear market) gained significant relative value. As of December 31, 1995 the Fund was comprised of 31% AAA and/or Aaa bonds, and 83% of the Fund was held in investment grade securities.

Finally, supply and demand trends of Wisconsin municipal bonds benefited Fund shareholders. New issuance of municipal bonds remained low. A lower level of supply of Wisconsin bonds favors existing bond holders, particularly large institutional buyers, such as mutual funds.

OUTLOOK FOR 1996

Our outlook for the Wisconsin municipal bond market remains bullish. However, we do not anticipate as significant levels of total return in the upcoming year as was achieved in 1995.

Our 1996 economic outlook calls for:

* CONTINUED LOW RATES OF INFLATION. We expect a Consumer Price Index (CPI) increase of from 2.5% to 2.8%.

* SLOWING OF ECONOMIC GROWTH. In 1995 U.S. Gross Domestic Product (GDP) climbed about 3%. Voyageur's 1996 projection for GDP calls for an increase of about 2.4%.

* STABLE TO SLIGHTLY DECLINING INTEREST RATES. During 1995 the Federal Reserve Board encouraged lower interest rates by reducing the Federal Funds Rate by a total of .5%. (Rates were subsequently lowered by an additional .25% in February 1996.) We expect further reductions of .5% to .75%, which will likely occur well in advance of the November elections.

In conclusion, Voyageur believes the municipal bond market will have a good year in 1996. However, we advise against expectations of total return levels achieved in 1995.

PURSUANT TO RULE 232.304(a) OF REGULATION S-T THE FOLLOWING IS A TABULAR REPRESENTATION OF A LINE GRAPH FOR VOYAGEUR WISCONSIN TAX FREE FUND PORTFOLIO ABSTRACT FOR THE PERIOD ENDED DECEMBER 31, 1995. THE DATA REPRESENTS THE CUMULATIVE TOTAL RETURN OF A HYPOTHETICAL INVESTMENT IN CLASS A SHARES OF
$10,000  MADE ON THE DATE THE FUND  COMMENCED  OPERATIONS  THROUGH  DECEMBER 31,
1995.

         ENDING VALUE  ENDING VALUE   ENDING VALUE
          WITH SALES  WITHOUT SALES   LEHMAN BROS.
DATE       CHARGE       CHARGE        BOND INDEX
----       ------       ------        ----------
Sep-93     9625        10000           10000
Sep-93     9701.19     10079.16        10126
Oct-93     9762.63     10142.99        10144.23
Nov-93     9638.99     10014.54        10032.64
Dec-93     9825.72     10208.54        10274.43
Jan-94     9914.66     10300.95        10403.88
Feb-94     9718.59     10097.23        10094.89
Mar-94     9394.11      9760.11         9562.89
Apr-94     9284.84      9646.59         9641.3
May-94     9334.29      9697.96         9755.07
Jun-94     9243.74      9603.88         9657.52
Jul-94     9404.23      9770.63         9878.68
Aug-94     9393.8       9759.79         9906.34
Sep-94     9261.67      9622.52         9708.21
Oct-94     9057.88      9410.78         9451.92
Nov-94     8853.45      9198.39         9230.74
Dec-94     9006.97      9357.89         9520.59
Jan-95     9305.7       9668.26         9892.84
Feb-95     9636.82     10012.28        10251.95
Mar-95     9729.99     10109.09        10368.82
Apr-95     9760.64     10140.92        10366.75
May-95    10001.66     10391.34        10757.58
Jun-95     9906.01     10291.96        10591.91
Jul-95     9958.59     10346.59        10646.99
Aug-95    10054.84     10446.58        10792.85
Sep-95    10162.12     10558.05        10878.11
Oct-95    10312.67     10714.46        11109.82
Nov-95    10485.59     10894.12        11355.34
Dec-95    10604.91     11018.09        11514.32

                        VOYAGEUR WISCONSIN TAX FREE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                (CLASS A SHARES)
                                ----------------

                                                    Since
                                          1 Year  9/1/93**
                                          ------  --------
               Without Sales Charge       17.74%   4.24%
               With Sales Charge*         13.33%   2.55%
               Lehman Bros. 20            20.94%   6.23%
               Year Municipal
               Bond Index

                        VOYAGEUR WISCONSIN TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS B SHARES)
                                ----------------

                                                  SINCE
                                                4/22/95**
                                                ---------
               Without Contingent                  7.08%
               Deferred Sales Charge
               With Contingent                     3.08%
               Deferred Sales Charge***

                        VOYAGEUR WISCONSIN TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS C SHARES)
                                ----------------

                                      SINCE
                                      -----
                                   3/28/95**
                                   8.06%

  * Average annual total returns include the maximum 3.75% sales charge. ** Commencement of operations.
*** Assumes redemption on December 31, 1995.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Wisconsin Tax Free Fund (a fund within Voyageur Mutual Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 1995 the four-month period ended December 31, 1994 and the year ended August 31, 1994. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voyageur Wisconsin Tax Free Fund at December 31, 1995 and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 9, 1996


VOYAGEUR WISCONSIN TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                     DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $25,707,189)..........................................                   $27,093,408
Cash in bank on demand deposit.............................................                           534
Accrued interest receivable................................................                       436,426
Receivable for Fund shares sold............................................                        18,659
Organizational costs (note 4)..............................................                         8,063
                                                                                              -----------
   Total assets............................................................                    27,557,090
                                                                                              -----------

       LIABILITIES
Dividends payable to shareholders..........................................                       111,961
Payable for investment securities purchased................................                       142,085
Payable for Fund shares redeemed...........................................                        23,771
Distribution fees payable..................................................                         2,752
Other accrued expenses.....................................................                        30,035
                                                                                              -----------
   Total liabilities.......................................................                       310,604
                                                                                              -----------

NET ASSETS APPLICABLE TO OUTSTANDING SHARES................................                   $27,246,486
                                                                                              ===========

Represented by:
   Capital Stock - $.01 par value (note 1).................................                $       27,863
   Additional paid-in capital..............................................                    26,521,978
   Undistributed net investment income (note 1)............................                        28,230
   Accumulated net realized loss on investments............................                      (717,804)
   Unrealized appreciation of investments..................................                     1,386,219
                                                                                              -----------

     NET ASSETS............................................................                   $27,246,486
                                                                                              ===========

Net assets applicable to outstanding Class A Shares........................                   $26,448,679
                                                                                              ===========
Net assets applicable to outstanding Class B Shares........................                   $   724,828
                                                                                              ===========
Net assets applicable to outstanding Class C Shares........................                   $    72,979
                                                                                              ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
   Class A - Shares of Capital Stock outstanding:  2,704,667 (note 5)......                         $9.78
                                                                                                    =====
   Class B - Shares of Capital Stock outstanding:  74,167 (note 5).........                         $9.77
                                                                                                    =====
   Class C - Shares of Capital Stock outstanding:  7,451 (note 5)..........                         $9.79
                                                                                                    =====

See accompanying notes to financial statements.

VOYAGEUR WISCONSIN TAX FREE FUND
STATEMENT OF OPERATIONS                                                      YEAR ENDED DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
Investment income:
   Interest...............................................................                     $1,445,610
                                                                                               ----------

Expenses (note 3):
   Investment advisory and management fee..................................                       123,548
   Dividend-disbursing, administrative and
     accounting services fees..............................................                        49,595
   Distribution fees - Class A.............................................                        60,960
   Distribution fees - Class B.............................................                         3,151
   Distribution fees - Class C.............................................                           308
   Printing, postage and supplies..........................................                         3,034
   Audit and accounting fees...............................................                         5,207
   Legal fees..............................................................                           866
   Directors' fees.........................................................                           742
   Registration fees.......................................................                         1,011
   Custodian fees..........................................................                        19,535
   Amortization of organizational costs....................................                         1,528
   Other...................................................................                         1,152
                                                                                               ----------
     Total expenses........................................................                       270,637
   Less:  Expenses waived or absorbed by the distributor...................                       (51,552)
                                                                                               ----------
   Net expenses before earnings credits on uninvested cash.................                       219,085
   Less:  Earnings credits on uninvested cash..............................                       (19,535)
                                                                                               ----------
     Total net expenses ...................................................                       199,550
                                                                                               ----------
     Investment income - net...............................................                     1,246,060
                                                                                               ----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions (note 2).........................                      (183,524)
   Net change in unrealized appreciation or
     depreciation of investments...........................................                     2,806,731
                                                                                               ----------
       Net gain on investments.............................................                     2,623,207
                                                                                               ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                    $3,869,267
                                                                                               ==========

See accompanying notes to financial statements.

VOYAGEUR WISCONSIN TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------
                                                                       YEAR          FOUR MONTHS         YEAR
                                                                       ENDED            ENDED            ENDED
                                                                   DECEMBER 31,     DECEMBER 31,      AUGUST 31,
Operations:                                                            1995         1994 (NOTE 1)        1995
                                                                  -------------    --------------  -------------
   Investment income - net......................................  $ 1,246,060       $   350,233    $   454,903
   Realized loss on investments - net...........................     (183,524)         (111,327)      (422,953)
   Net change in unrealized appreciation or
     depreciation of investments................................    2,806,731        (1,024,537)      (395,975)
                                                                  -----------       -----------    -----------
       Net increase (decrease) in net assets
         resulting from operations..............................    3,869,267          (785,631)      (364,025)
                                                                  -----------       -----------    -----------

Distributions to shareholders from:
   Investment income - net:
     Class A....................................................   (1,238,497)         (319,554)      (454,903)
     Class B....................................................      (12,797)              N/A            N/A
     Class C....................................................       (1,207)              N/A            N/A
   Distributions in excess of net investment income:
     Class A....................................................           --                --           (142)
     Class B....................................................           --               N/A            N/A
     Class C....................................................           --               N/A            N/A
                                                                  -----------       -----------    -----------
       Total distributions......................................   (1,252,501)         (319,554)      (455,045)
                                                                  -----------       -----------    -----------

Capital share transactions (note 5): Proceeds from sale of shares:
     Class A (note 3)...........................................    5,911,941         6,613,622     22,003,957
     Class B....................................................      691,682               N/A            N/A
     Class C....................................................       70,196               N/A            N/A
   Net asset value of shares issued in  reinvestment
     of net investment income distributions:
       Class A..................................................      712,516           136,785        257,967
       Class B..................................................        7,990               N/A            N/A
       Class C..................................................        1,011               N/A            N/A
   Payments for redemption of shares:
     Class A....................................................   (2,932,375)       (1,571,590)    (5,349,709)
     Class B....................................................           (9)              N/A            N/A
     Class C....................................................           (9)              N/A            N/A
                                                                  -----------       -----------    -----------
   Increase in net assets from capital share transactions.......    4,462,943         5,178,817     16,912,215
                                                                  -----------       -----------    -----------
     Total increase in net assets...............................    7,079,709         4,073,632     16,093,145
Net assets at beginning of period...............................   20,166,777        16,093,145             --
                                                                  -----------       -----------    -----------
Net assets at end of period (including undistributed net investment
   income of $28,230, $32,899 and $1,630, respectively).........  $27,246,486       $20,166,777    $16,093,145
                                                                  ===========       ===========    ===========

See accompanying notes to financial statements.

VOYAGEUR WISCONSIN TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Voyageur Wisconsin Tax Free Fund (the Fund) is one of a series of funds within Voyageur Mutual Funds, Inc. which is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.
     The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares, first offered in 1995, may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares, first offered in 1995, are not subject to a contingent deferred sales charge or a front-end sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses are allocated to each class of shares based upon relative net assets.
     Pursuant to its articles of incorporation, Voyageur Mutual Funds, Inc., has 10 trillion shares of authorized capital stock that may be issued. Effective December 31, 1994, the Fund changed its fiscal year-end from August 31 to December 31.
     The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
     Securities are valued at fair value as determined by the Board of Directors. Determination of fair value involves, among other things, using pricing services or prices quoted by independent brokers. Short-term securities are valued at amortized cost which approximates market value.
     Security  transactions  are  accounted for on the date the  securities  are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
     The Fund concentrates its investments in limited geographical areas, and therefore may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
     Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

     FEDERAL TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
     On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and decrease additional paid-in capital by $1,772 for the Fund.
     For federal income tax purposes, the Fund had capital loss carryovers of $682,923, at December 31, 1995, that will expire in 2001 through 2004 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
     Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be paid throughout the year and net long-term realized capital gains, when available, are distributed annually.

ILLIQUID SECURITIES
     At December 31, 1995, investments in securities for the Fund include issues that are illiquid. The Fund currently limits investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at December 31, 1995, was $2,104,220 which represents 7.72% of net assets.

(2)  INVESTMENT SECURITIES TRANSACTIONS
     Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $8,315,251 and $2,911,069, respectively, for the year ended December 31, 1995.

(3)  EXPENSES
     The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets on an annual basis.
     The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services .
     All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan, the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Fund's Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the period ended December 31, 1995, Fund Distributors voluntarily waived Class A distribution fees of $50,749 and Class B distribution fees of $803. During the year ended December 31, 1995, the Fund earned $19,535 in credits on uninvested cash balances held by the Fund at the custodian. These credits were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank.
     Sales charges paid by Class A shareholders were $139,886. Of this amount, Fund Distributors received $25,338.

(4)  ORGANIZATIONAL COSTS
     Organizational costs are being amortized over 60 months on an inverse acceleration (sum-of-the-years' digits) basis.

(5)  SHARE TRANSACTIONS
     Transactions in shares of capital stock during the periods ended December 31, 1995 and 1994 and August 31, 1994 were as follows:

                                                                         CLASS A
                                                   ----------------------------------------------------
                                                        YEAR               FOUR MONTHS         YEAR
                                                       ENDED                 ENDED            ENDED
                                                    DECEMBER 31,          DECEMBER 31,      AUGUST 31,
                                                        1995                  1994              1994
                                                   ------------         --------------     ------------
Shares sold.................................           632,738               737,946          2,250,015
Shares issued for  reinvested distributions.            76,251                15,475             27,018
Shares redeemed.............................          (311,297)             (180,346)          (543,133)
                                                    ----------          ------------       ------------
Increase in shares outstanding..............           397,692               573,075          1,733,900
                                                    ==========          ============       ============


                                                             CLASS B                      CLASS C
                                                          ------------                 ------------
                                                           PERIOD FROM                  PERIOD FROM
                                                            APRIL 22,                    MARCH 28,
                                                            1995* TO                     1995* TO
                                                          DECEMBER 31,                 DECEMBER 31,
                                                              1995                         1995
                                                          ------------                 ------------
Shares sold.................................                   73,327                      7,346
Shares issued for reinvested distributions..                     841                         106
Shares redeemed.............................                      (1)                         (1)
                                                            ---------                   --------
Increase in shares outstanding..............                  74,167                       7,451
                                                            ========                    ========

_________________________________
* Commencement of operations.

(6)  FINANCIAL HIGHLIGHTS
     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                              A SHARES                    B SHARES      C SHARES
                                               --------------------------------------  ------------   ------------
                                                                                        PERIOD FROM    PERIOD FROM
                                                   YEAR      FOUR MONTHS       YEAR      APRIL 22,      MARCH 28,
                                                  ENDED         ENDED         ENDED     1995 (f) TO    1995 (f) TO
                                               DECEMBER 31, DECEMBER 31,   AUGUST 31,  DECEMBER 31,   DECEMBER 31,
                                                   1995         1994         1994         1995            1995
Net asset value:                               ------------ ------------   ----------  ------------   -------------
   Beginning of period.........................     $8.74        $9.28       $10.00        $9.39           $9.34
                                                    -----        -----       ------        -----           -----

Operations:
   Net investment income.......................       .48          .16          .49          .28            .30
   Net realized and unrealized gain (loss)
     on investments............................      1.04         (.55)        (.72)         .37            .44
                                                    -----        -----       ------        -----           -----
       Total from operations...................      1.52         (.39)        (.23)         .65            .74
                                                    -----        -----       ------        -----           -----

Distributions to shareholders:
   From net investment income (a)..............      (.48)        (.15)        (.49)        (.27)          (.29)
                                                    -----        -----       ------        -----           -----

Net asset value:
   End of period...............................     $9.78       $ 8.74        $ 9.28        $9.77         $9.79
                                                    =====       ======        ======        =====         =====

Total investment return (b)....................     17.74%      (4.12)%      (2.40)%        7.08%          8.06%
Net assets at end of year (000's omitted)......    $26,449     $20,167       $16,093         $725            $73

Ratios:
   Ratio of expenses to average
     daily net assets (e)......................       .88%      .08%(d)         .04%     1.45%(d)       1.77%(d)
   Ratio of net investment income to
     average daily net assets..................      5.05%     5.54%(d)        4.89%     4.31%(d)       4.04%(d)
       Assuming no voluntary waivers and
         reimbursements:
           Expenses (c)........................      1.09%     1.25%(d)        1.25%     1.70%(d)       1.77%(d)
           Net investment income...............      4.84%     4.37%(d)        3.68%     4.06%(d)       4.04%(d)
Portfolio turnover rate (excluding
   short-term securities)......................     12.10%       20.52%       86.26%       12.10%         12.10%

_________________________________
* Commencement of operations.

See accompanying notes to Financial Highlights.

(6)  FINANCIAL HIGHLIGHTS (CONTINUED)

NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For the year ended August 31, 1994, $.02 per share of the distributions from net investment income were subject to state income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Annualized.
(e) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(f)  Commencement of operations.

VOYAGEUR WISCONSIN TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                           COUPON                MARKET
    ($000)        NAME OF ISSUER (d)                                                  RATE    MATURITY    VALUE (a)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MUNICIPAL BONDS (99.3%):
             ESCROWED WITH U.S. GOVERNMENT BONDS (3.9%):
             ------------------------------------------------------------------------------------------------------
  $   700    Virgin Island Public Finance Authority, Escrowed to Maturity...........  7.30%    10-01-18 $   861,875
      175    Wisconsin Housing Finance Authority Revenue (FHA Insured)..............  6.10     06-01-17     188,732
                                                                                                        -----------
                                                                                                          1,050,607
             GENERAL OBLIGATION (6.1%):
             ------------------------------------------------------------------------------------------------------
    1,600    Puerto Rico Commonwealth G.O. (AMBAC Insured)..........................  5.85     07-01-15   1,654,000
                                                                                                       ------------
             UTILITY (8.1%):
             ------------------------------------------------------------------------------------------------------
      400    Puerto Rico Aqueduct and Sewer Authority Revenue.......................  5.00(g)  07-01-15     379,932
    1,000    Puerto Rico Electric Power Authority Revenue...........................  6.00     07-01-14   1,036,630
      285    Puerto Rico Telephone Authority Revenue................................  5.75     01-01-11     291,923
      490    Puerto Rico Telephone Authority Revenue................................  5.50     01-01-22     491,377
                                                                                                        -----------
                                                                                                          2,199,862
                                                                                                        -----------
             TRANSPORTATION (8.2%):
             ------------------------------------------------------------------------------------------------------
    1,000    Guam Highway Revenue (FSA Insured).....................................  6.30     05-01-12   1,072,500
      900    Puerto Rico Highway & Transportation Authority Revenue.................  5.25     07-01-21     870,543
      300    Puerto Rico Highway & Transportation Authority Revenue.................  5.50     07-01-15     300,711
                                                                                                        -----------
                                                                                                          2,243,754
                                                                                                        -----------
             INDUSTRIAL (22.7%):
             ------------------------------------------------------------------------------------------------------
    1,000    Deforest Redevelopment Authority Lease Revenue.........................  6.25     02-01-18   1,046,420
      200    Hartford Community Development Authority Lease Revenue.................  5.90     12-01-06     214,436
      240    Hartford Community Development Authority Lease Revenue.................  6.15     12-01-09     257,849
    2,000    Milwaukee Redevelopment Authority Revenue - Goodwill Industries, Inc...  6.35(e)  10-01-09   2,104,220
    1,100    Puerto Rico Industrial, Medical and Environmental Revenue
               - Pepsico Project....................................................  6.25     11-15-13   1,188,209
      250    Two Rivers Community Development Authority Revenue
               -Architectural Forest Products.......................................  6.35     12-15-12     267,505
    1,080    West Allis Community Development Authority Revenue
               -Poblocki Investments, Ltd...........................................  5.90     05-01-03   1,119,485
                                                                                                        -----------
                                                                                                          6,198,124
                                                                                                        -----------
             HEALTH CARE (17.6%):
             ------------------------------------------------------------------------------------------------------
      200    Kaukauna Housing Authority Revenue - St. Paul Home Inc.................  6.10     09-01-07     208,292
    1,000    Puerto Rico Ind Hosp Auxilio (MBIA Insured)............................  6.25     07-01-24   1,067,500
      305    Sheboygan County Housing Revenue - Rocky Knoll Health Center Project...  5.15     12-01-10     301,547
      250    Sheboygan County Housing Revenue - Rocky Knoll Health Center Project...  5.20     12-01-11     247,190
      355    Sheboygan County Housing Revenue - Rocky Knoll Health Center Project...  5.20     12-01-12     349,881
      105    Sheboygan County Housing Revenue - Rocky Knoll Health Center Project...  5.25     12-01-13     103,663
      100    Sheboygan County Housing Revenue - Rocky Knoll Health Center Project...  5.25     12-01-15      98,179
      100    Sheboygan County Housing Revenue - Rocky Knoll Health Center Project...  5.30     12-01-16      98,591
      200    Sheboygan County Housing Revenue - Rocky Knoll Health Center Project...  5.30     12-01-17     197,060
      195    Sheboygan County Housing Revenue - Rocky Knoll Health Center Project...  5.30     12-01-18     192,065
      395    Sheboygan County Housing Revenue - Rocky Knoll Health Center Project...  5.30     12-01-19     388,929
       65    Superior Redevelopment Authority Revenue-Superior Memorial Hospital
               (FHA Insured)........................................................  5.50     05-01-06      68,087
      300    Superior Redevelopment Authority Revenue-Superior Memorial Hospital
               (FHA Insured)........................................................  5.50     11-01-06     314,250
      100    Superior Redevelopment Authority Revenue-Superior Memorial Hospital
               (FHA Insured)........................................................  5.60     05-01-07     104,750
      230    Superior Redevelopment Authority Revenue-Superior Memorial Hospital
               (FHA Insured)........................................................  5.60     11-01-07     240,925
      225    Superior Redevelopment Authority Revenue-Superior Memorial Hospital
               (FHA Insured)........................................................  5.65     05-01-08     234,844
      150    Superior Redevelopment Authority Revenue-Superior Memorial Hospital
               (FHA Insured)........................................................  5.65     11-01-08     156,563
      160    Superior Redevelopment Authority Revenue-Superior Memorial Hospital
               (FHA Insured)........................................................  5.70     11-01-09     166,400
      250    Superior Redevelopment Authority Revenue-Superior Memorial Hospital
               (FHA Insured)........................................................  5.80     05-01-10     260,938
                                                                                                        -----------
                                                                                                          4,799,654
                                                                                                        -----------
             HOUSING (11.1%):
             ------------------------------------------------------------------------------------------------------
      125    Dane County Multifamily Housing Revenue
               - Forest Harbor Apt: Project.........................................  5.85     07-01-11     126,641
      125    Dane County Multifamily Housing  Revenue
               - Forest Harbor Apt: Project.........................................  5.90(f)  07-01-12     126,496
      100    Madison Multifamily Housing Revenue....................................  4.95     12-01-07      98,669
      500    New Berlin Multifamily Housing Authority Revenue.......................  7.13(f)  05-01-24     495,625
      650    Puerto Rico Housing Authority Single Family Mortgage Revenue
               (GNMA Insured)......................................................   6.85     10-15-23     689,813
    1,000    Puerto Rico Housing Bank & Finance Agency (GNMA Insured)...............  6.25(f)  04-01-29   1,018,750
      480    Wauwatosa Multifamily Housing Revenue - Harwood Place, Inc.............  5.75     12-01-08     481,200
                                                                                                        -----------
                                                                                                          3,037,194
                                                                                                        -----------
             EDUCATION (1.9%):
             ------------------------------------------------------------------------------------------------------
      500    Madison Community Development Authority Revenue
               - Edgewood College...................................................  6.25     04-01-14     532,780
                                                                                                        -----------
             OTHER REVENUE (19.7%):
             ------------------------------------------------------------------------------------------------------
    1,000    Cudahey Community Development Authority Revenue........................  6.00     06-01-11   1,006,470
      125    Madison Community Development Auth. - Monona Terrace Project...........  5.80     03-01-05     134,262
      365    Madison Community Development Auth. - Monona Terrace Project...........  5.90     03-01-06     391,926
    1,500    Madison Community Development Auth. - Monona Terrace Project...........  6.10     03-01-10   1,614,375
      300    Omro Community Development Authority Revenue...........................  5.88     12-01-11     312,150
    1,800    Puerto Rico Municipal Finance Authority (FSA Insured)..................  6.00     07-01-14   1,892,250
                                                                                                        -----------
                                                                                                          5,351,433
                                                                                                        -----------

             TOTAL MUNICIPAL BONDS (cost: $25,681,189)                                                   27,067,408
                                                                                                        -----------

             SHORT-TERM SECURITIES (0.1%):
             ------------------------------------------------------------------------------------------------------

       26    Nuveen Investment Tax-Free Fund (cost: $26,000)........................4.56 (b)                 26,000
                                                                                                        -----------

             TOTAL INVESTMENTS IN SECURITIES (cost: $25,707,189) (c)                                    $27,093,408
                                                                                                        ===========

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Dividend yields change daily to reflect current market conditions. Rate shown is the quoted yield as of December 31, 1995.
(c) At December 31, 1995 the cost of securities for federal income tax purposes is $25,742,070. The aggregate gross unrealized appreciation and depreciation of securities based on this cost are as follows:

                   GROSS            GROSS              NET
                UNREALIZED       UNREALIZED        UNREALIZED
               APPRECIATION     DEPRECIATION      APPRECIATION
               ------------     ------------      ------------
                $1,386,634        $(35,296)        $1,351,338

(d) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

AAA/AAA       AA/AA        A/A      BAA/BBB     BA/BB     NR/NR        TOTAL
-------       -----        ---      -------     -----     -----        -----
  31%          14%         36%        2%         8%        9%          100%

(e) The Fund entered into the following restricted security transaction: On October 13, 1994, the Fund purchased $2,000,000 par of Milwaukee Goodwill Industries with a cost basis of $2,000,000. This private placement represents all of the restricted illiquid securities owned by the Fund and is equal to 7.72% of net assets.
(f)  Security subject to the Alternative Minimum Tax.
(g) At December 31, 1995, the cost of securities purchased on a when issued basis was $141,440.

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended December 31, 1995 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1996, the Fund separately provided each shareholder with tax information for calendar year 1995.

                                                      PER CLASS             PER CLASS               PER CLASS
                                                       A SHARE               B SHARE                 C SHARE
                                                       -------               -------                 -------
                                                        YEAR               PERIOD FROM             PERIOD FROM
                                                        ENDED            APRIL 22, 1995          MARCH 28, 1995
                                                    DECEMBER 31,         TO DECEMBER 31,         TO DECEMBER 31,
                                                        1995                   1995                   1995
                                                    ------------         ---------------         ---------------
Net investment income distributions
   (none qualifying for corporate
     dividend received deduction)..............        $.4802                 $.2733                 $.2900
                                                       ======                 ======                 ======

For federal income tax purposes, 99.98% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.